UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):    July 16, 2003


                        FIRST FINANCIAL BANKSHARES, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


     Texas                        0-7674                       75-0944023
------------------------          ------                   -------------------
(State of Incorporation)    (Commission File No.)            (IRS Employer
                                                            Identification No.)


                      400 Pine Street, Abilene, Texas 79601
                      -------------------------------------
              (Address of Principal Executive Offices and Zip Code)

                  Registrant's Telephone Number (915) 627-7155

ITEM 9.  Regulation FD Disclosure

     Attached as an exhibit to this Form 8-K is the earnings release for the quarter ended June 30, 2003 of First Financial Bankshares, Inc. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 of Form 8-K as directed by the U. S. Securities and Exchange Commission.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 FIRST FINANCIAL BANKSHARES,INC.
                                                 (Registrant)



DATE:  July 16, 2003                    By:      /S/ F. Scott Dueser
                                                 ------------------------
                                                 F. SCOTT DUESER
                                                 President and Chief Executive
                                                  Officer

                                                                         EXHIBIT

For immediate release, Wednesday, July 16, 2003.......

First Financial Bankshares, Inc. today reported quarterly earnings of $9.2 million for the second quarter of 2003 as compared to $8.5 million for the same period last year, an 8.2 % increase. Earnings per share for the quarter amounted to $0.60 as compared to $0.55 for the second quarter of 2002, a 9.1 % increase. For the six months ended June 30, 2003, net income totaled $17.7 million as compared to $16.7 million for the first six months of 2002. Earnings per share for the first six months of 2003 amounted to $1.14 as compared to $1.08 for the same period last year. Increases in net income and earnings per share for the first six months of 2003 represent 5.8% and 5.6%, respectively. During the second quarter, the Company took the opportunity to obtain an increased premium on student loans by accelerating the sale of $53 million of loans. This was a contributing factor to the Company's earnings improvement along with a large increase in real estate mortgage loan fees. The Company's gain on sale of student loans and real estate mortgage fees totaled $2.4 million for the three months ended June 30, 2003 compared to $486,000 for the same period in 2002.

As of June 30, 2003, consolidated assets for the Company totaled $2.028 billion, compared to $1.911 billion a year earlier. Loans decreased $14.3 million from $935.2 million at June 30, 2002 to $920.9 million at June 30, 2003 primarily from the sale of the $53 million in student loans. Total deposits were $1.744 billion compared to $1.648 billion in 2002. Shareholders' equity at June 30, 2003, amounted to $251.2 million versus $227.7 million the prior year.

F. Scott Dueser, President and Chief Executive Officer, stated, "We were very pleased to pass the $2 billion milestone in total assets and to attain a good increase in earnings for the first half of the year in light of compressed interest margins. We are working diligently to improve our interest margin, evaluate sources of additional non interest income and reduce operating expenses."

First Financial Bankshares, Inc., headquartered in Abilene, Texas, operates 10 separately-chartered Texas banks with 28 locations. The Company is listed on The Nasdaq Stock Market under the trading symbol FFIN.


                                      *****

The numbers contained within this release are unaudited. Certain statements contained herein may be considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company's management, as well as assumptions made beyond information currently available to the Company's management, and may be, but not necessarily are, identified by such words as "expect", "plan", "anticipate", "target", "forecast" and "goal". Because such "forward-looking statements" are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company's expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company's reports filed with the Securities and Exchange Commission, which may be obtained under "Investor Relations-Documents/Filings" on the Company's web site or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

                        FIRST FINANCIAL BANKSHARES, INC.
                   CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)
                      (In thousands, except per share data)


                                                                                   June 30,
                                                                         -----------------------------
                                                                              2003            2002
                                                                         -------------   -------------
ASSETS:
Cash and due from banks                                                  $     109,795   $      93,930
Fed funds sold                                                                  43,725          46,450
Investment securities                                                          879,181         755,326
Loans                                                                          920,942         935,174
     Allowance for loan losses                                                 (11,523)        (11,120)
                                                                         -------------   -------------
Net loans                                                                      909,419         924,054
Premises and equipment                                                          40,995          41,355
Intangible assets                                                               24,803          24,644
Other assets                                                                    20,408          24,782
                                                                         -------------   -------------
     Total assets                                                        $   2,028,326   $   1,910,541
                                                                         =============   =============

LIABILITIES AND SHAREHOLDERS'  EQUITY:
Noninterest-bearing deposits                                             $     443,675   $     398,219
Interest-bearing deposits                                                    1,300,143       1,249,650
                                                                         -------------   -------------
     Total deposits                                                          1,743,818       1,647,869
Repurchase agreements                                                           12,056          22,350
Other liabilities                                                               21,272          12,607
Shareholders' equity                                                           251,180         227,715
                                                                         -------------   -------------
     Total liabilities and shareholders' equity                          $   2,028,326   $   1,910,541
                                                                         =============   =============



                                              Three Months Ended              Six Months Ended
                                                   June 30,                        June 30,
                                         -----------------------------   -----------------------------
INCOME STATEMENTS                             2003            2002            2003            2002
                                         -------------   -------------   -------------   -------------
Interest income                          $      23,990   $      26,346   $      48,346   $      52,626
Interest expense                                 4,482           6,246           9,204          13,318
                                         -------------   -------------   -------------   -------------
Net interest income                             19,508          20,100          39,142          39,308
Provision for loan losses                          226             510             736             909
                                         -------------   -------------   -------------   -------------
Net interest income after
     provision for loan losses                  19,282          19,590          38,406          38,399
Net gain on sale of student loans                1,606             117           1,843             314
Real estate mortgage fees                          815             369           1,499             791
Other noninterest income                         7,088           6,778          14,232          13,276
Noninterest expense                             15,521          14,677          30,627          28,911
                                         -------------   -------------   -------------   -------------
     Net income before income taxes             13,270          12,177          25,353          23,869
Income tax expense                               4,049           3,655           7,683           7,169
                                         -------------   -------------   -------------   -------------
     Net income                          $       9,221   $       8,522   $      17,670   $      16,700
                                         =============   =============   =============   =============

PER COMMON SHARE DATA
Net income - basic                       $        0.60   $        0.55   $        1.14   $        1.08
Net income - diluted                              0.59            0.55            1.14            1.08
Cash dividends                                    0.31            0.28            0.59            0.52
Book value                                                                       16.24           14.75
Market  value                                                                    33.46           33.46

PERFORMANCE RATIOS
Return on average assets                          1.84 %          1.80 %          1.78 %          1.78  %
Return on average equity                         15.09           15.73           14.70           15.62
Net interest margin (tax equivalent)              4.44            4.88            4.51            4.83
Efficiency ratio                                 51.88           51.91           52.35           52.11


                        FIRST FINANCIAL BANKSHARES, INC.
                       SELECTED FINANCIAL DATA (UNAUDITED)
                      (In thousands, except per share data)


                                                            2003                                     2002
                                                -----------------------------   ---------------------------------------------
                                                   June 30,        Mar. 31,        Dec. 31,        Sept 30,        June 30,
                                                -------------   -------------   -------------   -------------   -------------
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period                  $      11,363   $      11,219   $      11,530   $      11,120   $      10,858
Loans charged off                                        (347)           (902)         (1,291)           (413)           (449)
Loan recoveries                                           281             535             171             171             201
                                                -------------   -------------   -------------   -------------   -------------
Net (charge-offs) recoveries                              (66)           (367)         (1,120)           (242)           (248)
Provision for loan losses                                 226             511             809             652             510
                                                -------------   -------------   -------------   -------------   -------------
Balance at end of period                        $      11,523   $      11,363   $      11,219   $      11,530   $      11,120
                                                =============   =============   =============   =============   =============

Allowance for loan losses /
     period-end loans                                    1.25  %         1.19  %         1.16  %         1.21  %         1.19  %
Allowance for loan losses /
     nonperforming loans                                823.7           589.4           300.8           263.5           271.6
Net charge-offs / average loans
     (annualized)                                        0.03            0.15            0.46            0.10            0.09


NONPERFORMING ASSETS
Nonaccrual loans                                $       1,299   $       1,829   $       3,716   $       4,288   $       4,036
Accruing loans 90 days past due                           100              99              14              87              58
                                                -------------   -------------   -------------   -------------   -------------
     Total nonperforming loans                          1,399           1,928           3,730           4,375           4,094
Foreclosed assets                                       1,445           1,345             536           1,024           1,021
                                                -------------   -------------   -------------   -------------   -------------
     Total nonperforming assets                 $       2,844   $       3,273   $       4,266   $       5,399   $       5,115
                                                =============   =============   =============   =============   =============

As a % of loans and foreclosed assets                    0.31  %         0.34  %         0.44  %         0.57  %         0.55  %


CAPITAL RATIOS
Tier 1 Risk-based                                       19.16  %        19.33  %        18.42  %        18.51  %        18.22  %
Total Risk-based                                        20.22           20.40           19.47           19.58           19.26
Tier 1 Leverage                                         10.46           10.35           10.51           10.51           10.37
Equity to assets                                        12.38           12.03           11.98           12.18           11.92
